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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 25, 2005


                                   BELK, INC.
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             (Exact name of Registrant as specified in its charter)




       Delaware                     000-26207             56-2058574
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(State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)


   2801 West Tyvola Road, Charlotte, North Carolina            28217-45000
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code              (704) 357-1000
                                                  ------------------------------


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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 25, 2005, Belk issued a press release reporting the company's operating results for the third quarter and nine months ended October 29, 2005. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

         99.1 Press Release dated November 25, 2005 reporting operating results for the third quarter and nine months ended October 29, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BELK, INC.



Date:  November 29, 2005           By:  /s/ Ralph A. Pitts
                                      ------------------------------------------
                                       Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary





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                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  -----------

99.1 Press Release dated November 25, 2005 reporting operating results for the third quarter and nine months ended October 29, 2005